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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 2006

                             360 GLOBAL WINE COMPANY
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             (Exact name of registrant as specified in its charter)


           Nevada                       0-50092                  98-0231440
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


                 One Kirkland Ranch Road, Napa, California 94558
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (707) 254-9100


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.


      On March 1, 2006, 360 Global Wine Company announced in a press release that it effected a 1-for-150 reverse stock split, which was accepted by the Nevada Secretary of State and became effective on February 28, 2006. On February 14, 2006, the company provided its notice under Rule 10b-17 of the Securities Exchange Act of 1934, as amended, to NASD as required. The company's common stock was quoted on the OTC Bulletin Board under the symbol TGWC. Effective as of March 1, 2006, the company's common stock will be quoted under a new trading symbol of TSIX, and the company's new CUSIP number is 885573 20 4 for its post-split shares. A copy of the press release attached as Exhibit 99.1 is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits

            Exhibit  Description of Exhibit
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            99.1     360 Global Wine Company press release dated March 1, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: March 1, 2006             360 GLOBAL WINE COMPANY


                                By:    /s/ Joel Shapiro
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                                       Joel Shapiro
                                       Chief Executive Officer


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                                  Exhibit Index


Exhibit     Description of Exhibit
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99.1        360 Global Wine Company press release dated March 1, 2006.